Exhibit 99.1
Darden Restaurants Reports Fiscal 2025 Second Quarter Results;
Declares Quarterly Dividend;
And Updates Fiscal 2025 Financial Outlook

ORLANDO, Fla., December 19, 2024 /PRNewswire/ -- Darden Restaurants, Inc. (NYSE:DRI) today reported its financial results for the second quarter ended November 24, 2024.

Second Quarter 2025 Financial Highlights, Comparisons Versus Same Fiscal Quarter Last Year
•Total sales increased 6.0% to $2.9 billion, driven by a blended same-restaurant sales* increase of 2.4% and sales from the addition of 103 Chuy's restaurants and 39 net new restaurants
•Same-restaurant sales:

Consolidated Darden*	2.4%
Olive Garden	2.0%
LongHorn Steakhouse	7.5%
Fine Dining**	(5.8)%
Other Business*	0.7%
•Reported diluted net earnings per share from continuing operations were $1.82
•Excluding $0.21 of Chuy's transaction and integration related costs, adjusted diluted net earnings per share from continuing operations were $2.03, an increase of 10.3%***
•The Company repurchased $142 million of its outstanding common stock

* Will not include Chuy's until they have been owned and operated by Darden for a 16-month period (Q4 Fiscal 2026); Consolidated
Darden includes Ruth's Chris for the month of November only
** Fine Dining includes Ruth's Chris for the month of November only
*** See the "Non-GAAP Information" below for more details

“We had a strong quarter and I am pleased that our four largest brands – Olive Garden, LongHorn Steakhouse, Yard House and Cheddar’s Scratch Kitchen – generated positive same-restaurant sales, as did three of our four business segments,” said Darden President & CEO Rick Cardenas. “I continue to believe in the power of our strategy and our brands’ ability to compete effectively regardless of the environment. Each of our brand leadership teams are focused on the long term and staying committed to executing at the highest level.”

Segment Performance
Segment profit represents sales, less costs for food and beverage, restaurant labor, restaurant expenses and marketing expenses. Segment profit excludes non-cash real estate related expenses. From the date of acquisition forward, sales and profits from Chuy's restaurants are included within the Other Business segment.

	Q2 Sales		Q2 Segment Profit
($ in millions)	2025	2024	2025	2024
Consolidated Darden	$2,890.0	$2,727.3
Olive Garden	$1,292.5	$1,251.4	$277.1	$262.5
LongHorn Steakhouse	$710.1	$643.0	$134.2	$111.8
Fine Dining	$306.0	$318.0	$52.7	$56.6
Other Business	$581.4	$514.9	$79.2	$66.5

	YTD Sales		YTD Segment Profit
($ in millions)	2025	2024	2025	2024
Consolidated Darden	$5,647.0	$5,457.9
Olive Garden	$2,501.6	$2,479.3	$526.1	$524.8
LongHorn Steakhouse	$1,423.6	$1,312.8	$261.8	$229.2
Fine Dining	$584.9	$591.5	$90.3	$96.3
Other Business	$1,136.9	$1,074.3	$162.9	$150.8

Dividend Declared
Darden's Board of Directors declared a quarterly cash dividend of $1.40 per share on the Company's outstanding common stock. The dividend is payable on February 3, 2025 to shareholders of record at the close of business on January 10, 2025.

Share Repurchase Program
During the quarter, the Company repurchased approximately 0.9 million shares of its common stock for a total of $142 million. As of the end of the fiscal second quarter, the Company had $601 million remaining under the current $1 billion repurchase authorization.

Fiscal 2025 Financial Outlook
The Company updated its full year financial outlook for fiscal 2025 which now includes Chuy's operating results, but excludes approximately $47 million, pre-tax, of expected transaction and integration related costs associated with the acquisition. The Company will provide additional details during its investor conference call scheduled for this morning at 8:30 am ET.

•Total sales of approximately $12.1 billion
•Same-restaurant sales growth of approximately 1.5%*
•New restaurant openings of 50 to 55
•Total capital spending of approximately $650 million
•Total inflation of approximately 2.5%
•An effective tax rate of approximately 12.5%
•Diluted net earnings per share from continuing operations of $9.40 to $9.60, excluding approximately $47 million, pre-tax, of Chuy's transaction and integration related costs**
•Approximately 118 million weighted average diluted shares outstanding

* Does not include Ruth's Chris and Chuy's as they were not owned and operated by Darden for a 16-month period at the beginning of the fiscal year
** See the "Non-GAAP Information" below for more details

Investor Conference Call
The Company will host a conference call and slide presentation today, Thursday, December 19, 2024 at 8:30 am ET to review its recent financial performance. The call will be webcast live at: https://event.choruscall.com/mediaframe/webcast.html?webcastid=ySzhMvAL. Please allow extra time prior to the call to visit the site and download any software required to listen to the webcast. Prior to the call, a slide presentation will be posted on the Investor Relations section of our website at: www.darden.com. For those who cannot access the Internet, please dial 1-877-407-9219. For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

About Darden
Darden is a restaurant company featuring a portfolio of differentiated brands that include Olive Garden, LongHorn Steakhouse, Yard House, Ruth’s Chris Steak House, Cheddar's Scratch Kitchen, The Capital Grille, Chuy's, Seasons 52, Eddie V’s and Bahama Breeze. For more information, please visit www.darden.com.

Information About Forward-Looking Statements
Forward-looking statements in this communication regarding our expected earnings performance and all other statements that are not historical facts, including without limitation statements concerning our future economic performance, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are first made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden's Form 10-K, Form 10-Q and Form 8-K reports. These risks and uncertainties include: a failure to address cost pressures and a failure to effectively deliver cost management activities, economic factors and their impacts on the restaurant industry and general macroeconomic factors including unemployment, energy prices and interest rates, the inability to hire, train, reward and retain restaurant team members, a failure to develop and recruit effective leaders, labor and insurance costs, health concerns including food-related pandemics or outbreaks of flu or other viruses, food safety and food-borne illness concerns, technology failures including failure to maintain a secure cyber network, compliance with privacy and data protection laws and risks of failures or breaches of our data protection systems, the inability to successfully complete our integration of Chuy's Holdings operations into our business, risks relating to public policy changes and federal, state and local regulation of our business, intense competition, changing consumer preferences, an inability or failure to manage the accelerated impact of social media, a failure to execute innovative marketing and guest relationship tactics, climate change, adverse weather conditions and natural disasters, long-term and non-cancelable property leases, failure to execute a business continuity plan following a disaster, shortages or interruptions in the delivery of food and other products and services, failure to drive profitable sales growth, a lack of availability of suitable locations for new restaurants, higher-than-anticipated costs to open, close, relocate or remodel restaurants, risks of doing business with franchisees, licensees and vendors in foreign markets, volatility in the market value of derivatives, volatility leading to the inability to hedge equity compensation market exposure, failure to protect our intellectual property, environmental, social and governance risk, including disclosure expectations and the impacts of third party ratings, litigation, unfavorable publicity, disruptions in the financial markets, impairment in the carrying value of our goodwill or other intangible assets, changes in tax laws or unanticipated tax liabilities, failure of our internal controls over financial reporting and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission.

Non-GAAP Information
The information in this press release includes financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as adjusted diluted net earnings per share from continuing operations. The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP measures are included in this release.

(Analysts) Phil McClain, (407) 245-4476; (Media) Rich Jeffers, (407) 245-4189

Fiscal Q2 Reported to Adjusted Earnings Reconciliation
	Q2 2025				Q2 2024
$ in millions, except per share amounts	Earnings Before Income Tax	Income Tax Expense	Net Earnings	Diluted Net Earnings Per Share	Earnings Before Income Tax	Income Tax Expense	Net Earnings	Diluted Net Earnings Per Share
Reported Earnings from Continuing Operations	$245.9	$30.2	$215.7	$1.82	$241.4	$29.1	$212.3	$1.76
% Change vs Prior Year				3.4%
Adjustments:
Transaction and integration related costs	27.7	3.4	24.3	0.21	12.8	3.2	9.6	0.08
General and administrative expenses	25.0	2.8	22.2	0.19	5.6	1.4	4.2	0.03
Impairments*	—	—	—	—	5.9	1.5	4.4	0.04
Interest**	2.7	0.6	2.1	0.02	1.3	0.3	1.0	0.01
Adjusted Earnings from Continuing Operations	$273.6	$33.6	$240.0	$2.03	$254.2	$32.3	$221.9	$1.84
% Change vs Prior Year				10.3%

* Write-off of acquired Ruth's Chris assets not able to be utilized.
** In Q2 FY25, Chuy's associated costs relate to write-off of term loan issuance and interest rate hedge settlement. In Q2 FY24, Ruth's associated costs relate to write-off of term loan issuance used to fund Ruth's Chris acquisition, which was paid off with proceeds from bond offering.

Reconciliation of Fiscal 2025 Reported to Adjusted Earnings Outlook
	2025
Reported diluted net earnings per share from continuing operations	$9.07	to	$9.27
Chuy's transaction and integration related costs	0.40		0.40
Income tax expense	(0.07)		(0.07)
Adjusted diluted net earnings per share from continuing operations	$9.40	to	$9.60

Darden Restaurants, Inc.
Number of Company-Owned Restaurants

	11/24/24	11/26/23
Olive Garden	925	912
LongHorn Steakhouse	580	566
Cheddar's Scratch Kitchen	181	182
Chuy's	104	—
Yard House	88	87
Ruth's Chris Steak House	82	78
The Capital Grille	70	64
Seasons 52	45	44
Bahama Breeze	43	42
Eddie V's	30	31
The Capital Burger	4	4
Darden Continuing Operations	2,152	2,010

DARDEN RESTAURANTS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	11/24/2024	11/26/2023	11/24/2024	11/26/2023
Sales	$2,890.0	$2,727.3	$5,647.0	$5,457.9
Costs and expenses:
Food and beverage	872.8	845.8	1,719.5	1,696.8
Restaurant labor	926.8	880.9	1,816.1	1,756.2
Restaurant expenses	477.7	450.4	935.9	897.0
Marketing expenses	48.8	36.9	93.5	75.5
General and administrative expenses	144.1	114.8	270.5	268.1
Depreciation and amortization	127.7	112.5	249.2	222.3
Impairments and disposal of assets, net	—	7.5	1.0	10.6
Total operating costs and expenses	$2,597.9	$2,448.8	$5,085.7	$4,926.5
Operating income	292.1	278.5	561.3	531.4
Interest, net	46.2	37.1	83.3	66.8
Earnings before income taxes	245.9	241.4	478.0	464.6
Income tax expense	30.2	29.1	54.7	57.5
Earnings from continuing operations	$215.7	$212.3	$423.3	$407.1
Losses from discontinued operations, net of tax benefit of $0.2, $0.3, $0.6 and $0.4, respectively	(0.6)	(0.2)	(1.0)	(0.5)
Net earnings	$215.1	$212.1	$422.3	$406.6
Basic net earnings per share:
Earnings from continuing operations	$1.84	$1.77	$3.59	$3.38
Losses from discontinued operations	(0.01)	—	(0.01)	—
Net earnings	$1.83	$1.77	$3.58	$3.38
Diluted net earnings per share:
Earnings from continuing operations	$1.82	$1.76	$3.57	$3.35
Losses from discontinued operations	—	—	(0.01)	—
Net earnings	$1.82	$1.76	$3.56	$3.35
Average number of common shares outstanding:
Basic	117.5	119.9	118.0	120.4
Diluted	118.3	120.8	118.7	121.4

DARDEN RESTAURANTS, INC.
CONSOLIDATED BALANCE SHEETS
(In millions)

	11/24/2024	5/26/2024
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$217.3	$194.8
Receivables, net	77.8	79.1
Inventories	318.0	290.5
Prepaid income taxes	115.0	121.7
Prepaid expenses and other current assets	151.5	136.7
Total current assets	$879.6	$822.8
Land, buildings and equipment, net	4,591.0	4,184.3
Operating lease right-of-use assets	3,678.2	3,429.3
Goodwill	1,653.9	1,391.0
Trademarks	1,346.4	1,148.0
Other assets	370.1	347.6
Total assets	$12,519.2	$11,323.0
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$408.5	$399.5
Short-term debt	275.2	86.8
Accrued payroll	192.7	190.1
Accrued income taxes	2.0	6.1
Other accrued taxes	80.9	71.0
Unearned revenues	552.0	591.8
Other current liabilities	889.7	847.2
Total current liabilities	$2,401.0	$2,192.5
Long-term debt	2,121.7	1,370.4
Deferred income taxes	291.8	232.0
Operating lease liabilities - non-current	3,939.1	3,704.7
Other liabilities	1,694.7	1,580.9
Total liabilities	$10,448.3	$9,080.5
Stockholders’ equity:
Common stock and surplus	$2,261.0	$2,252.4
Retained earnings (deficit)	(218.9)	(35.5)
Accumulated other comprehensive income	28.8	25.6
Total stockholders’ equity	$2,070.9	$2,242.5
Total liabilities and stockholders’ equity	$12,519.2	$11,323.0

DARDEN RESTAURANTS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Six Months Ended
	11/24/2024	11/26/2023
Cash flows—operating activities
Net earnings	$422.3	$406.6
Losses from discontinued operations, net of tax	1.0	0.5
Adjustments to reconcile net earnings from continuing operations to cash flows:
Depreciation and amortization	249.2	222.3
Impairments and disposal of assets, net	1.0	10.6
Stock-based compensation expense	48.9	43.8
Change in current assets and liabilities and other, net	(60.6)	(73.9)
Net cash provided by operating activities of continuing operations	$661.8	$609.9
Cash flows—investing activities
Purchases of land, buildings and equipment	(314.5)	(312.4)
Proceeds from disposal of land, buildings and equipment	—	2.0
Cash used in business acquisitions, net of cash acquired	(613.7)	(699.9)
Purchases of capitalized software and changes in other assets, net	(11.1)	(12.6)
Net cash used in investing activities of continuing operations	$(939.3)	$(1,022.9)
Cash flows—financing activities
Net proceeds from issuance of common stock	21.8	25.9
Dividends paid	(330.5)	(315.7)
Repurchases of common stock	(314.2)	(323.9)
Proceeds from short-term debt, net	188.4	350.0
Proceeds from issuance of long-term debt, net	750.0	500.0
Principal payments on finance leases, net	(9.7)	(8.5)
Payments of debt issuance costs	(6.9)	(11.1)
Net cash provided by financing activities of continuing operations	$298.9	$216.7
Cash flows—discontinued operations
Net cash provided by operating activities of discontinued operations	—	—
Net cash provided by discontinued operations	$—	$—

Increase (decrease) in cash, cash equivalents, and restricted cash	21.4	(196.3)
Cash, cash equivalents, and restricted cash - beginning of period	220.1	416.2
Cash, cash equivalents, and restricted cash - end of period	$241.5	$219.9

Reconciliation of cash, cash equivalents, and restricted cash:	11/24/2024	11/26/2023
Cash and cash equivalents	$217.3	$195.7
Restricted cash included in prepaid expenses and other current assets	24.2	24.2
Total cash, cash equivalents, and restricted cash shown in the statement of cash flows	$241.5	$219.9